Investment In Joint Venture	12 Months Ended
Dec. 31, 2017
Equity Method Investments And Joint Ventures [Abstract]
Investment In Joint Venture

6.  INVESTMENT IN JOINT VENTURE

XPCT is a joint venture in China in which the Company’s subsidiary IRD holds a 50% interest. XPCT has two business divisions providing products and services to both the ITS industry and construction equipment manufacturers.

IRD had sales to XPCT of $nil during the year ended December 31, 2017. At December 31, 2017 accounts receivable from XPCT was $11.

As at December 31, 2017
Carrying value, beginning of the year	$-
Acquisition through business combination (Note 3)	3,036
Currency gain on financial statement translation	133
Company's share of earnings	390
Dividend received	(176)
Carrying value, end of year	$3,383

The Company’s ownership interest comprises a 50% share of net assets and net earnings of XPCT as well as purchase price adjustments to allocate fair values assigned to certain assets and liabilities at the time of acquisition. Summary financial information for XPCT is as follows:

As at December 31, 2017
Cash	$485
Other current assets	7,233
Non-current assets	1,842
Current liabilities
Trade and other	(1,983)
Short term loans	(1,916)
Non-current liabilities	(44)
Fair value adjustment to net assets upon acquisition	(2,234)
Net assets	$3,383
Year Ended December 31, 2017
Revenue	$4,153
Cost of sales	3,171
Depreciation and amortization	23
Finance costs	57
Administrative expenses	448
Earnings before income taxes	454
Income taxes	64
$390

As at December 31, 2017, IRD has an outstanding loan guarantee in the amount of 7.5 million yuan (approximately $1.2 million) for 50% of a bank loan to XPCT representing IRD’s proportionate interest in this entity.